UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07881
Brazos Mutual Funds
(Exact name of registrant as specified in charter)
5949 Sherry Lane, Suite 1600
Dallas, TX 75225
(Address of principal executive offices) (Zip code)
Robin C. Thorn
5949 Sherry Lane, Suite 1600
Dallas, TX 75225
(Name and address of agent for service)
1-800-426-9157
Registrant’s telephone number, including area code
Date of fiscal year end: November 30, 2009
Date of reporting period: May 31, 2009

Item 1. Report to Stockholders.

Brazos Micro Cap Portfolio
Brazos Small Cap Portfolio
Brazos Mid Cap Portfolio
Brazos Growth Portfolio

Investment Adviser
Brazos Capital Management, L.P.
5949 Sherry Lane, Suite 1600 Dallas, Texas 75225
www.brazosfunds.com

1.800.426.9157	www.brazosfunds.com

Dear Fellow Shareholder,

For the six-month period ending May 31, 2009, U.S. equity markets experienced positive performance, due to a reversal in risk appetite, with investors returning to risk asset classes. While commodities rebounded strongly, they pulled back a bit towards the end of the period, indicating that we are most likely not in for the meteoric rise we saw last year. With interbank lending conditions continuing to ease, the financial sector has continued to improve.

The first half of the reporting period reflected continuing concerns about financial markets and the global economic recession. Worries about the potential of a new depression dogged the market. However, the announcement of further government intervention and the reform of fair market accounting tempered the panic that was gaining traction.

The first quarter began with one of the worst months on record for equity markets, but managed to rally in March to help offset the devastating start. The ensuing rally occurred as a result of the Fed announcing further quantitative easing measures and some major financial institutions indicated they were experiencing strong quarters.

The second quarter results for most equity markets were the highest since fourth quarter of 1998. The markets rallied on better than expected macroeconomic data, the results of the bank stress tests and approval of several banks to repay funds they borrowed from the federal government’s Troubled Asset Relief Program. The clear winners in the second quarter rally were risky assets. However, the euphoric response tapered out near the end of June following a slew of negative economic data: notably, a large increase in the unemployment rate.

During the period, equities outperformed bonds. In terms of factors and styles, small cap stocks outperformed their large cap counterparts and small cap growth outperformed value.

In terms of sector performance, the Technology sector was home to the strongest-performing stocks for the reporting period. At the other end of the performance spectrum, the Healthcare sector lagged other major industry sectors.

For the reporting period, the Brazos Funds participated in the rally that took place in U.S. equity markets, and experienced positive performance.

Focusing on fundamental characteristics, such as organic cash flow generation, and tight expense controls served us well in the second quarter and we believe they should continue to do so in the second half of 2009. With respect to the broader markets in general, we are encouraged by the renewed liquidity in the credit markets, marginal improvement in consumer confidence, and low level of inventories in the business supply chain. We believe the market may be bottoming

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as participants discount an economic recovery in 2010, which should also drive higher valuations and higher stock prices going forward.

Please read our Fund Commentaries for detailed information on holdings that added meaningfully to each Fund’s performance for the reporting period, as well as new Fund additions and investment themes.

We would like to take this opportunity to thank you for the confidence you have placed in us through your investment in the Brazos Funds.

Sincerely,

Mike Allocco	Jamie Cuellar
Portfolio Manager	Portfolio Manager

Brazos Micro Cap Fund Semiannual Review

The Brazos Micro Cap Fund (the “Fund”) struggled in the earlier part of this six month period, as it did not participate in the rally off of the lows since the portfolio was positioned more defensively. However, the Fund fared relatively better in the mid to latter part of the period.

One of the Fund’s best performing sectors was Financial Services. This was due, largely, to stock selection, as the portfolio saw big moves in two large positions, Euronet Worldwide (EEFT) and Broadpoint Securities (BPSG).

Another sector that contributed positively to the Fund’s performance was Producer Durables. Here too, stock selection was the main driver, with homebuilder Meritage Homes (MTH) experiencing a rally. In addition, Aeroenvironment (AVAV), a maker of unmanned aerial vehicles, reached the price target we had set for it and was sold.

In addition to Financial Services and Producer Durables, Technology contributed positively to Fund performance. In fact, it was the best absolute performer, driven by strength in communications and semiconductors.

The Healthcare sector was our worst performer in both absolute and relative terms. Like the contributors, stock selection was again the driver. A couple of our picks in the biotech segment suffered. In addition, the sector struggled with reimbursement trends and the Fund was impacted by the way healthcare reform would affect some of our positions.

The Consumer Discretionary sector also detracted from performance, as our names did not keep up with the meteoric rise off of the bottom than many names in restaurants and retail experienced. The Fund was hurt by Global Traffic Network (GNET), a media name that held up better than most firms last year, but started to

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feel the effects of the global recession this year, experiencing delays in their mobile product release, which hit the stock. The stock was sold during the period. Private prison operator, Cornell Companies (CRN) also negatively impacted the Fund.

On a pure stock selection basis, one name that contributed positively to performance was Orion Marine (ORN). We first met Orion Marine in early 2008, but waited until late 2008 to purchase the stock. We believed that Orion had a massive opportunity in front of it, due to projects that should eventually materialize because of the stimulus plan. Also, they had just completed some bad projects that had artificially lowered margins and should experience better margins ahead. Furthermore, the stock was trading at below private market valuation. The company’s backlog and bookings have started to improve and they posted a strong fourth quarter which gave investors better insight as to what their operating model looks like.

On the other side of the coin, Integral Systems (ISYS) provided weaker than expected guidance for 2009 and announced that their auditor would be reviewing the timing of some revenues already recorded during a previous year. The stock was sold during the period.

The outlook for the Fund appears to be improving. The markets are showing signs of firming and the feeling of panic selling which was evident in the market last Fall seems to have subsided. There seems to be more “buying on the dips” and companies generally are respecting technical support levels and evidence of improving fundamentals has been rewarded by the market. While we are still early in the economic recovery, a more rational market is certainly welcome.

~Jamie Cuellar, Lead Portfolio Manager

Brazos Small Cap Fund Semiannual Review

The Brazos Small Cap Fund (the “Fund”) struggled in the earlier part of this six month period, as it did not participate in the rally off of the lows since the portfolio was positioned more defensively. However, the Fund fared relatively better in the mid to latter part of the period.

Contributing to performance was the Materials and Processing sector. The Fund’s holdings in Engineering and Construction companies leveraged to an increase in infrastructure spending, due to the government’s stimulus plan, which drove this sector to relative outperformance.

Producer Durables also positively impacted performance, as we held positions in oversold names, while the public markets were overpenalizing the stocks of some market leading companies like Meritage Homes (MTH) and Commscope (CTV), which helped this sector’s relative performance.

Lastly, the Technology sector was our best positive contributor on an absolute basis. Companies in communications and semiconductors experienced meaningful

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rebounds in their share prices, due to improving fundamentals, after a period of cyclical weakness.

Healthcare was our weakest performer on both an absolute and relative basis. The Fund struggled with its picks in the biotechnology and services segments and also failed to keep up with the more aggressive names in the benchmark.

The Transportation sector hurt the Fund’s performance, due to weak returns from some airline stocks.

Consumer Discretionary also detracted from performance, as retail and restaurants failed to keep pace with the meteoric move seen by companies in the benchmark during the period, as many of these names experienced huge bounces off of the bottom.

On a stock selection basis, Smith Micro Software Inc., contributed positively to the Fund’s performance. After hitting new lows in March 2009, Smith Micro made a dramatic move up, as new customer wins for their connectivity products and a cheap valuation got investors interested in the company. The company should see an acceleration in their growth rate in the second half of this year and remains an undervalued stock at less than 14x this year’s earnings estimate.

Countering the positive performance was Questcor Pharmaceutical (QCOR). Questcor suffered as investors became concerned about a less expensive competing drug entering their market. The stock was sold during the period.

Also hurting the Fund was Aspenbio Pharma (APPY), which failed to meet the primary endpoint for their diagnostic test, which is used to correctly diagnose appendicitis. The stock was sold during the period.

Overall, stock selection contributed to fund performance while allocation detracted.

The outlook for the Fund appears to be improving. The markets are showing signs of firming and the feeling of panic selling which was evident in the market last Fall seems to have subsided. There seems to be more “buying on the dips” and companies generally are respecting technical support levels and evidence of improving fundamentals has been rewarded by the market. While we are still early in the economic recovery, a more rational market is certainly welcome.

~Jamie Cuellar, Lead Portfolio Manager

Brazos Mid Cap Fund Semiannual Review

During the semi-annual period ending May 31, 2009, the Brazos Mid Cap Growth Fund returned a respectable 5.92%, but trailed the benchmark Russell Mid Cap Growth Index by 14.42%. The Fund’s underperformance versus the benchmark was driven by a significant run in low priced, low quality stocks represented in the benchmark, but not owned in the Fund, as many of these stocks had balance

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sheet issues that did not meet the fundamental characteristics of our process. Fortunately, most of the low quality stocks exited the benchmark during the annual Russell rebalancing and should not create the same headwind in the second half of the fiscal year.

The Fund’s best performing sector was Technology, which added 152 basis points to performance. Particularly, strong stock picking in semiconductors and communications equipment drove all of the outperformance. The Fund’s weighting in technology was 17% versus 15.8% for the benchmark. This overweight combined with excellent stock selection resulted in a sector return of 34% for the Fund versus 31.8% for the benchmark.

Producer Durables was another strong sector, adding 88 basis points to performance. Stock selection led the way here again, with strong picks in homebuilding, machinery, and industrial products. Producer Durables returned 13.9% versus 11.9% for the benchmark in this sector.

Detracting from performance was the Materials and Processing sector, taking 381 basis points from performance. This was due, mainly, to stocks in the basic materials and engineering and construction segments. These two groups, which generated significant outperformance for the Fund in 2007 and the first half of calendar 2008, were sold with impunity as over-leveraged hedge Funds raised cash to meet redemptions.

Energy also detracted from performance, losing 366 basis points. Energy stocks, another winning group from 2007 through mid-2008, also were casualties of sales made by hedge Funds to meet redemptions.

Lastly for sectors, Consumer Discretionary detracted 313 basis points from performance. As the global recession unfolded sparking fears of the first depression since the 1930’s, stocks related to consumer spending, including the Fund’s restaurant and retail holdings tumbled.

While we sold down our positions dramatically from 2007 and early 2008 levels, there appeared virtually no bottom in sight for economically sensitive stocks in Materials and Processing and Energy sectors once the hedge Fund selling began.

In terms of stock selection, Marvell Technology (MRVL), a mixed-signal semiconductor company focused on communications end markets, contributed 123 basis points to performance. The company experienced strong order growth, leading to better than expected revenues and guidance. Given the improvement in the company’s Fundamentals, street estimates increased for revenue, margins, and earnings. With our focus on earnings power not yet recognized by the street, MRVL’s improving Fundamentals characterized our strategy and process during the first half of fiscal 2009.

Range Resources (RRC), an exploration and production company focused primarily on natural gas, detracted –86 basis points from performance. RRC was a strong outperformer in 2007 and early 2008. However, as the credit crisis

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unfolded and global economic growth slowed, concerns over demand for natural gas combined with forced hedge fund selling drove the stock price significantly lower. The stock has been sold and we will review it when natural gas prices firm.

Lastly, Steel Dynamics (STLD), a manufacturer of flat-rolled steel, detracted –75 basis points from performance. The company was also a casualty of concerns over slowing global demand resulting from the credit crisis. The stock has been sold and we will review it again when global economic growth stabilizes.

Given the volatility in the equity markets, focusing on fundamentals, such as strong balance sheets, the ability to generate cash flow organically, tight expense controls, and reasonable valuations have served us well in the second quarter and we believe they may continue to so in the second half of 2009.

~Mike Allocco, Lead Portfolio Manager

Brazos Growth Fund Semiannual Review

During the semi-annual period ending May 31, 2009, the Brazos Growth Fund returned a respectable 7.98% versus 12.39% for the benchmark Russell 3000 Growth Index. The Fund’s underperformance versus the benchmark was driven by a significant run in low priced, low quality stocks represented in the benchmark, but not owned in the Fund, as many of these stocks had balance sheet issues that did not meet the fundamental characteristics of our process.

The Fund’s best performing sector was Technology, which added 326 basis points to performance. This was due, mainly, to strong stock picking in semiconductors and communications equipment. Technology holdings generated a sector return of 39.7% for the Fund versus. 22.8% for the benchmark.

The Health Care sector also contributed positively to performance, adding 78 basis points to performance. Again, stock selection was the main driver of performance, with strong picks in biotechnology and health care facilities. The Health Care sector returned 9.7% versus 5% for the benchmark.

Another positive contributor was Integrated Oils, which contributed 64 basis points to performance. The Fund’s refining stocks returned 16.9% for the period versus –2.1% for the benchmark. Investing in refining stocks, while avoiding stocks of the large integrated oil producers, resulted in the Integrated Oils Sector returning 16.9% for the Fund versus 2.1% for the benchmark.

The worst performing sector was Materials and Processing, detracting 335 basis points from performance. Basic Materials, in particular steel and copper stocks, were sold with impunity as over-leveraged hedge Funds raised cash to meet redemptions.

Energy also detracted from performance, losing 179 basis points. Energy stocks, another winning group from 2007 through mid-2008, also were casualties of sales made by hedge funds to meet redemptions. Specifically, oil and gas

6	1.800.426.9157

producers underperformed, with Range Resources (RRC) and Continental Resources (CLR) detracting a combined –133 basis points.

The Consumer Discretionary sector also hurt the Fund, detracting 141 basis points from performance, as for-profit education stocks came under pressure over worries that the new administration would limit access to government-Funded student loans.

While we sold down our positions dramatically from 2007 and early 2008 levels, there appeared virtually no bottom in sight for economically sensitive stocks in Materials and Processing and Energy once the hedge Fund selling began.

In terms of stock selection, Netlogic Microsystems (NETL), a maker of specialized high-speed semiconductors for networking applications, contributed 83 basis points to performance. The stock surged 75% during the period on better than expected earnings and guidance coupled with a complementary acquisition that increased the company’s addressable market and future earnings power.

Strayer Education (STRA) detracted 99 basis points from performance as investors sold the stock over concerns that the new administration would limit government-Funded student loans, thereby negatively impacting future enrollment and earnings power. The stock has been sold.

Lastly, Freeport-McMoRan (FCX), a producer of copper and other industrial and precious metals, detracted 65 basis points from performance. The company sold off as the recession, driven by the credit crisis, gripped the global economy. The stock has been sold and we will review it again when global economic growth stabilizes.

Given the volatility in the equity markets, focusing on Fundamentals, such as strong balance sheets, the ability to generate cash flow organically, tight expense controls, and reasonable valuations have served us well in the second quarter and we believe they may continue to so in the second half of 2009.

~Mike Allocco, Lead Portfolio Manager

Past performance is not a guarantee of future results.

Opinions expressed are those of Brazos Capital Management as of May 31, 2009 and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell a security.

Mutual fund investing involves risk.  Principal loss Is possible. The Micro Cap and Small Cap Portfolios invest in smaller companies which involve additional risks such as limited liquidity and greater volatility. Investing in mid capitalization stocks is more volatile than investing in large company stocks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

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Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments in this report for a full listing of fund holdings.

Russell 3000 Growth Index Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index consists or the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

You cannot invest directly in an index.

A basis point is one hundredth of a percentage point (0.01%). Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

Must be preceded or accompanied by a current prospectus. Read it carefully before you invest.

The Brazos Funds are distributed by Quasar Distributors LLC. (07/09)

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Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; interest expense and other Portfolio expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/08 –5/31/09).

Actual Expenses

The third and fourth columns with headings in the table below provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Portfolio’s transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Portfolio’s transfer agent charges a $15.00 fee. The Portfolio’s transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns in the table below provide information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical

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expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, the fifth and sixth columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual vs. Hypothetical Returns For the Six Months Ended
May 31, 2009 (Unaudited)

						Hypothetical
						(5% return
				Actual		before expenses)
		Fund’s	Beginning	Ending	Expenses	Ending	Expenses
		Annualized	Account	Account	Paid	Account	Paid
		Expense	Value	Value	During	Value	During
		Ratio[1]	12/1/08	5/31/09	Period[1]	5/31/09	Period[1]
Micro Cap Portfolio	Class Y	1.60%	$1,000.00	$1,086.40	$8.32	$1,016.95	$8.05
	Class N	1.90	$1,000.00	$1,084.20	$9.87	$1,015.46	$9.55

Small Cap Portfolio	Class Y	1.35	$1,000.00	$1,124.30	$7.15	$1,018.20	$6.79
	Class N	1.65	$1,000.00	$1,123.20	$8.73	$1,016.70	$8.30

Mid Cap Portfolio	Class Y	1.20	$1,000.00	$1,059.20	$6.16	$1,018.95	$6.04
	Class N	1.22	$1,000.00	$1,059.30	$6.26	$1,018.85	$6.14

Growth Portfolio	Class Y	1.20	$1,000.00	$1,079.80	$6.22	$1,018.95	$6.04
	Class N	1.23	$1,000.00	$1,079.30	$6.38	$1,018.80	$6.19

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days and divided by 366 to reflect the one-half year period.

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Security Description	Shares	Value

Common Stocks – 97.1%

Basic Resources – 2.0%
Jaguar Mining, Inc.*[f]	95,400	$851,922

Business Services – 8.5%
China Fire & Security Group, Inc.*	57,600	702,720
Coinstar, Inc.*	39,288	1,163,711
Cornell Companies, Inc.*	19,900	337,902
Darling International, Inc.*	115,700	875,849
Team, Inc.*	41,200	582,980

		3,663,162

Consumer Durables – 1.2%
Meritage Homes Corporation*	25,500	532,185

Consumer Merchandising – 8.0%
America’s Car-Mart, Inc.*	16,950	277,132
Buffalo Wild Wings, Inc.*	15,700	557,350
EZCORP, Inc.*	38,430	466,925
hhgregg, Inc.*	29,502	488,258
Hibbett Sports, Inc.*	30,400	548,112
The Pep Boys – Manny, Moe & Jack	82,263	579,954
Wet Seal, Inc.*	158,700	499,905

		3,417,636

Consumer Non Durables – 2.2%
Steven Madden Ltd.*	15,157	412,574
True Religion Apparel, Inc.*	22,800	525,768

		938,342

Consumer Services – 4.3%
Calavo Growers, Inc.	46,159	742,237
FGX International Holdings Limited*[f]	47,300	636,658
Monro Muffler Brakes, Inc.	17,400	464,928

		1,843,823

Defense – 1.8%
ICF International, Inc.*	28,800	766,080

Electronic Components – 6.1%
Diodes, Inc.*	28,000	430,360
Monolithic Power Systems, Inc.*	50,400	1,043,784
NetLogic Microsystems, Inc.*	12,500	409,000
Synaptics, Inc.*	20,400	716,448

		2,599,592

See Notes to Financial Statements

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Security Description	Shares	Value

Common Stocks (continued)
Energy – 5.7%
Carrizo Oil & Gas, Inc.*	23,600	$503,860
Key Energy Services, Inc.*	206,300	1,330,635
T-3 Energy Services, Inc.*	41,400	601,128

		2,435,623

Financial Institutions – 3.6%
Broadpoint Securities Group, Inc.*	196,300	859,794
Penson Worldwide, Inc.*	68,900	680,732

		1,540,526

Financial Services & Software – 5.7%
Dollar Financial Corp.*	54,100	544,787
Euronet Worldwide, Inc.*	57,791	922,344
First Cash Financial Services, Inc.*	33,300	503,163
Westwood Holdings Group, Inc.	12,300	500,118

		2,470,412

Healthcare Products – 7.2%
Air Methods Corp.*	22,100	583,219
American Caresource Holdings, Inc.*	123,100	752,141
ATS Medical, Inc.*	259,100	777,300
Medivation, Inc.*	16,000	362,400
Micrus Endovascular Corp.*	67,400	607,274

		3,082,334

Healthcare Services – 2.5%
Genoptix, Inc.*	24,000	697,920
Transcend Services, Inc.*	32,500	392,275

		1,090,195

Healthcare Technology – 7.5%
HMS Holdings Corp.*	17,400	611,610
Impax Laboratories, Inc.*	63,900	403,209
Phase Forward*	38,400	537,600
SXC Health Solutions Corp.*[f]	32,600	810,436
Synovis Life Technologies, Inc.*	44,400	862,248

		3,225,103

Industrial – 6.3%
HLS Systems International Ltd.*[f]	15,020	86,215
Orion Marine Group, Inc.*	65,688	1,384,703
Rush Enterprises, Inc.*	46,500	542,655
Sterling Construction Co., Inc.*	40,800	697,680

		2,711,253

See Notes to Financial Statements

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Security Description	Shares	Value

Common Stocks (continued)
Media – 2.4%
DG FastChannel, Inc.*	32,431	$641,809
RRsat Global Communications Network Ltd.[f]	38,285	403,907

		1,045,716

Technology Services & Software – 14.3%
ArcSight, Inc.*	30,000	483,300
EPIQ Systems, Inc.*	69,100	1,052,393
NIC, Inc.	104,000	627,120
Phoenix Technologies Ltd.*	221,500	617,985
Premiere Global Services, Inc.*	55,570	665,173
Smith Micro Software, Inc.*	125,528	1,225,153
SuccessFactors, Inc.*	48,894	383,329
Tyler Technologies, Inc.*	64,800	1,088,640

		6,143,093

Telecommunications – 5.2%
ADC Telecommunications, Inc.*	100,900	710,336
Anaren, Inc.*	94,500	1,519,560

		2,229,896

Transportation – 2.6%
Celadon Group, Inc.*	92,800	704,352
Hawaiian Holdings, Inc.*	75,818	398,803

		1,103,155

Total Common Stocks (Cost $35,137,931)		41,690,048

Warrants – 0.0%
GreenHunter Engery, Inc. Warrants, Strike price $27.50, Expiration 8/27/2011*^#	8,140	81
Grill Concepts, Inc. Warrants, Strike price $8.05, Expiration 7/13/2012*^#	35,000	700

Total Warrants (Cost $4,400)		781

Short Term Investments – 3.3%
Money Market Funds – 3.3%
SEI Daily Income Trust Treasury Fund – Class B	1,416,826	1,416,826

Total Short Term Investments (Cost $1,416,826)		1,416,826

Total Investments 100.4% (Cost $36,559,157)		43,107,655
Liabilities in Excess of Other Assets – (0.4)%		(178,670)

Total Net Assets – 100.0%		$42,928,985

*	Non Income Producing

[f]	Foreign Issued Security

^	Restricted Security

#	Fair Valued Security

See Notes to Financial Statements

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Security Description	Shares	Value

Common Stocks – 98.9%
Basic Resources – 2.0%
Jaguar Mining, Inc.*[f]	30,600	$273,258

Business Services – 8.8%
Central European Distribution Corp.*	6,100	153,537
Coinstar, Inc.*	16,479	488,108
Cornell Companies, Inc.*	6,363	108,044
Darling International, Inc.*	36,759	278,266
Team, Inc.*	13,100	185,365

		1,213,320

Consumer Durables – 1.2%
Meritage Homes Corporation*	8,100	169,047

Consumer Merchandising – 9.8%
American Eagle Outfitters, Inc.	17,600	260,656
Buffalo Wild Wings, Inc.*	6,200	220,100
EZCORP, Inc.*	15,360	186,624
hhgregg, Inc.*	9,534	157,788
Guess ?, Inc.	6,100	157,502
Panera Bread Co.*	3,400	181,016
The Pep Boys – Manny, Moe & Jack	26,165	184,463

		1,348,149

Consumer Non Durables – 2.2%
Steven Madden Ltd.*	4,847	131,935
True Religion Apparel, Inc.*	7,300	168,338

		300,273

Consumer Services – 2.5%
Bally Technologies, Inc.*	3,704	103,712
Penn National Gaming, Inc.*	7,300	241,411

		345,123

Defense – 1.3%
ICF International, Inc.*	6,600	175,560

Electronic Components – 7.7%
Cree, Inc.*	5,900	179,537
GrafTech International Ltd.*	21,400	217,638
Monolithic Power Systems, Inc.*	12,200	252,662
NetLogic Microsystems, Inc.*	5,500	179,960
Synaptics, Inc.*	6,500	228,280

		1,058,077

See Notes to Financial Statements

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Security Description	Shares	Value

Common Stocks (continued)
Electronic Technology – 2.6%
Cypress Semiconductor Corp.*	24,400	$209,840
Varian Semiconductor Equipment Associates, Inc.*	6,200	145,824

		355,664

Energy – 8.3%
Carrizo Oil & Gas, Inc.*	7,500	160,125
Concho Resources, Inc.*	4,500	144,225
EXCO Resources, Inc.*	20,500	315,495
Key Energy Services, Inc.*	45,300	292,185
SandRidge Energy, Inc.*	21,800	237,402

		1,149,432

Financial Institutions – 1.6%
Penson Worldwide, Inc.*	22,100	218,348

Financial Services & Software – 2.2%
Euronet Worldwide, Inc.*	18,804	300,112

Healthcare Products – 7.0%
BioMarin Pharmaceutical, Inc.*	12,400	173,352
Medivation, Inc.*	8,400	190,260
Myriad Genetics, Inc.*	5,500	198,880
Thoratec Corp.*	5,800	145,464
Watson Pharmaceuticals, Inc.*	8,500	257,125

		965,081

Healthcare Services – 3.0%
Emergency Medical Services Corp.*	8,900	275,900
Genoptix, Inc.*	4,800	139,584

		415,484

Healthcare Technology – 9.1%
Alexion Pharmaceuticals, Inc.*	4,000	146,000
HMS Holdings Corp.*	6,700	235,505
MedAssets, Inc.*	12,900	203,949
Netease.com, Inc. ADR*	8,500	293,930
Phase Forward*	12,300	172,200
SXC Health Solutions Corp.*[f]	8,500	211,310

		1,262,894

Industrial – 6.3%
AECOM Technology Corporation*	9,300	296,763
Orion Marine Group, Inc.*	16,537	348,600
URS Corp.*	4,600	221,168

		866,531

Media – 1.5%
DG FastChannel, Inc.*	10,353	204,886

See Notes to Financial Statements

www.brazosfunds.com	17

Security Description	Shares	Value

Common Stocks (continued)
Technology Services & Software – 13.9%
Brocade Communications Systems, Inc.*	52,700	$386,818
EPIQ Systems, Inc.*	22,100	336,583
Macrovision Solutions Corp.*	6,800	153,476
Premiere Global Services, Inc.*	13,589	162,660
Smith Micro Software, Inc.*	39,953	389,941
SolarWinds, Inc.*	967	14,505
SuccessFactors, Inc.*	15,787	123,770
Tyler Technologies, Inc.*	20,700	347,760

		1,915,513

Telecommunications – 5.9%
Anaren, Inc.*	17,400	279,792
CommScope, Inc.*	10,800	283,392
Riverbed Technology, Inc.*	12,200	245,098

		808,282

Transportation – 2.0%
Con-way, Inc.	8,700	279,270

Total Common Stocks (Cost $11,300,899)		13,624,304

Short Term Investments – 2.7%
Money Market Funds – 2.7%
SEI Daily Income Trust Treasury Fund – Class B	370,327	370,327

Total Short Term Investments (Cost $370,327)		370,327

Total Investments 101.6% (Cost $11,671,226)		13,994,631
Liabilities in Excess of Other Assets – (1.6)%		(213,630)

Total Net Assets – 100.0%		$13,781,001

ADR American Depository Receipt

* Non Income Producing

f Foreign Issued Security

See Notes to Financial Statements

18	1.800.426.9157

Security Description	Shares	Value

Common Stocks – 98.9%
Basic Resources – 1.6%
Cliffs Natural Resources, Inc.	20,800	$566,800

Business Services – 4.7%
Central European Distribution Corp.*	12,400	312,108
Coinstar, Inc.*	24,100	713,842
LKQ Corp.*	39,800	608,542

		1,634,492

Consumer Durables – 2.4%
BorgWarner, Inc.	11,900	383,775
Meritage Homes Corporation*	22,300	465,401

		849,176

Consumer Merchandising – 14.1%
American Eagle Outfitters, Inc.	39,600	586,476
Coach, Inc.*	20,200	530,654
Guess ?, Inc.	15,000	387,300
Kohl’s Corp.*	19,700	836,659
Nordstorm, Inc.	33,800	665,522
Panera Bread Co.*	9,700	516,428
The TJX Companies, Inc.	17,500	516,425
Yum! Brands, Inc.	25,500	883,065

		4,922,529

Consumer Services – 2.5%
Darden Restaurants, Inc.	9,605	347,413
Penn National Gaming, Inc.*	15,500	512,585

		859,998

Electronic Components – 13.8%
Broadcom Corp.*	31,100	792,428
Cree, Inc.*	15,000	456,450
Diodes, Inc.*	24,900	382,713
Marvell Technology Group Ltd.*[f]	80,800	923,544
NetLogic Microsystems, Inc.*	20,800	680,576
ON Semiconductor Corp.*	149,200	1,022,020
Synaptics, Inc.*	16,800	590,016

		4,847,747

See Notes to Financial Statements

www.brazosfunds.com	19

Security Description	Shares	Value

Common Stocks (continued)
Electronic Technology – 5.4%
Cypress Semiconductor Corp.*	79,900	$687,140
Lam Research Corporation*	23,000	602,370
Varian Semiconductor Equipment Associates, Inc.*	25,100	590,352

		1,879,862

Energy – 12.4%
CONSOL Energy, Inc.	14,200	584,472
Continental Resources, Inc.*	17,700	524,097
Denbury Resources, Inc.*	19,700	338,643
Key Energy Services, Inc.*	113,300	730,785
Nabors Industries Ltd.*[f]	23,000	411,240
Oceaneering International, Inc.*	11,100	570,762
SandRidge Energy, Inc.*	58,300	634,887
Southwestern Energy Co.*	12,200	530,334

		4,325,220

Financial Institutions – 4.5%
IntercontinentalExchange, Inc.*	6,100	657,519
Janus Capital Group, Inc.	52,200	529,308
Northern Trust Corp.	7,000	403,550

		1,590,377

Financial Services & Software – 2.5%
TD Ameritrade Holding Corp.*	51,800	882,672

Healthcare Products – 6.7%
Allergan, Inc.	15,400	679,602
Mylan, Inc.*	33,000	435,930
St. Jude Medical, Inc.*	16,100	628,222
Watson Pharmaceuticals, Inc.*	20,000	605,000

		2,348,754

Healthcare Services – 4.1%
CIGNA Corp.	23,400	518,778
Community Health Systems, Inc.*	20,100	530,439
Express Scripts, Inc.*	6,300	403,515

		1,452,732

Healthcare Technology – 1.3%
Illumina, Inc.*	12,400	455,204

Industrial – 8.9%
AECOM Technology Corporation*	16,600	529,706
Cummins, Inc.	16,000	518,880
Flowserve Corp.	8,100	595,917
Quanta Services, Inc.*	22,200	506,382
URS Corp.*	20,100	966,408

		3,117,293

See Notes to Financial Statements

20	1.800.426.9157

Security Description	Shares	Value

Common Stocks (continued)
Technology Services & Software – 6.8%
Adobe Systems, Inc.*	19,300	$543,874
Brocade Commications Systems, Inc.*	103,300	758,222
Juniper Networks, Inc.*	20,800	514,384
NetApp, Inc.*	29,200	569,400

		2,385,880

Telecommunications – 5.2%
CommScope, Inc.*	22,900	600,896
Research In Motion Ltd.*[f]	5,100	401,064
Riverbed Technology, Inc.*	40,100	805,609

		1,807,569

Transportation – 2.0%
Con-Way, Inc.	22,300	715,830

Total Common Stocks (Cost $30,074,463)		34,642,135

Short Term Investments – 2.3%
Money Market Funds – 2.3%
SEI Daily Income Trust Treasury Fund – Class B	810,294	810,294

Total Short Term Investments (Cost $810,294)		810,294

Total Investments 101.2% (Cost $30,884,757)		35,452,429
Liabilities in Excess of Other Assets – (1.2)%		(440,956)

Total Net Assets – 100.0%		$35,011,473

*	Non Income Producing

[f]	Foreign Issued Security

See Notes to Financial Statements

www.brazosfunds.com	21

Security Description	Shares	Value

Common Stocks – 97.0%
Basic Resources – 1.6%
Cliffs Natural Resources, Inc.	20,700	$564,075

Business Services – 3.7%
Central European Distribution Corp.*	8,700	218,979
Coinstar, Inc.*	17,300	512,426
LKQ Corp.*	35,800	547,382

		1,278,787

Consumer Durables – 2.5%
BorgWarner, Inc.	13,100	422,475
Meritage Homes Corporation*	22,200	463,314

		885,789

Consumer Merchandising – 12.9%
American Eagle Outfitters, Inc.	39,400	583,514
Coach, Inc.*	20,100	528,027
Guess ?, Inc.	12,500	322,750
Kohl’s Corp.*	17,300	734,731
Nordstorm, Inc.	33,700	663,553
Panera Bread Co.*	9,700	516,428
The TJX Companies, Inc.	15,200	448,552
Yum! Brands, Inc.	20,600	713,378

		4,510,933

Consumer Services – 2.5%
Darden Restaurants, Inc.	9,555	345,604
Penn National Gaming, Inc.*	15,500	512,585

		858,189

Electronic Components – 13.9%
Broadcom Corp.*	31,000	789,880
Cree, Inc.*	14,900	453,407
Diodes, Inc.*	24,900	382,713
Marvell Technology Group Ltd.*[f]	80,600	921,258
NetLogic Microsystems, Inc.*	20,800	680,576
ON Semiconductor Corp.*	149,000	1,020,650
Synaptics, Inc.*	16,800	590,016

		4,838,500

Electronic Technology – 5.0%
Cypress Semiconductor Corp.*	79,600	684,560
Lam Research Corporation*	22,900	599,751
Varian Semiconductor Equipment Associates, Inc.*	20,200	475,104

		1,759,415

See Notes to Financial Statements

22	1.800.426.9157

Security Description	Shares	Value

Common Stocks (continued)
Energy – 10.2%
CONSOL Energy, Inc.	10,600	$436,296
Continental Resources, Inc.*	15,100	447,111
Denbury Resources, Inc.*	11,800	202,842
Key Energy Services, Inc.*	113,000	728,850
Nabors Industries Ltd.*[f]	19,100	341,508
Oceaneering International, Inc.*	6,300	323,946
SandRidge Energy, Inc.*	55,000	598,950
Southwestern Energy Co.*	10,900	473,823

		3,553,326

Financial Institutions – 3.2%
IntercontinentalExchange, Inc.*	6,000	646,740
Janus Capital Group, Inc.	45,000	456,300

		1,103,040

Financial Services & Software – 3.4%
TD Ameritrade Holding Corp.*	40,300	686,712
Visa, Inc.	7,500	507,825

		1,194,537

Healthcare Products – 6.5%
Allergan, Inc.	14,000	617,820
Mylan, Inc.*	32,900	434,609
St. Jude Medical, Inc.*	16,000	624,320
Watson Pharmaceuticals, Inc.*	19,900	601,975

		2,278,724

Healthcare Services – 4.2%
CIGNA Corp.	23,400	518,778
Community Health Systems, Inc.*	20,100	530,439
Express Scripts, Inc.*	6,300	403,515

		1,452,732

Healthcare Technology – 1.3%
Illumina, Inc.*	12,500	458,875

Industrial – 8.4%
AECOM Technology Corporation*	16,600	529,706
Cummins, Inc.	15,900	515,637
Flowserve Corp.	8,100	595,917
Quanta Services, Inc.*	22,100	504,101
URS Corp.*	16,500	793,320

		2,938,681

See Notes to Financial Statements

www.brazosfunds.com	23

Security Description	Shares	Value

Common Stocks (continued)
Technology Services & Software – 8.1%
Adobe Systems, Inc.*	19,400	$546,692
Brocade Commications Systems, Inc.*	103,100	756,754
Google, Inc.*	1,200	500,676
Juniper Networks, Inc.*	20,800	514,384
NetApp, Inc.*	25,300	493,350

		2,811,856

Telecommunications – 7.5%
CommScope, Inc.*	22,800	598,272
Qualcomm, Inc.	16,800	732,312
Research In Motion Ltd.*[f]	6,200	487,568
Riverbed Technology, Inc.*	40,000	803,600

		2,621,752

Transportation – 2.1%
Con-Way, Inc.	22,300	715,830

Total Common Stocks (Cost $28,543,222)		33,825,041

Short Term Investments – 5.8%
Money Market Funds – 5.8%
SEI Daily Income Trust Government Fund – Class B	496,399	496,399
SEI Daily Income Trust Treasury Fund – Class B	1,528,820	1,528,820

Total Short Term Investments (Cost $2,025,219)		2,025,219

Total Investments 102.8% (Cost $30,568,441)		35,850,260
Liabilities in Excess of Other Assets – (2.8)%		(994,937)

Total Net Assets – 100.0%		$34,855,323

*	Non Income Producing

[f]	Foreign Issued Security

See Notes to Financial Statements

24	1.800.426.9157

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investment securities, at value*	$41,690,829	$13,624,304	$34,642,135	$33,825,041
Short-term securities*	1,416,826	370,327	810,294	2,025,219
Cash	—	—	—	—
Receivable for investments sold	767,948	182,308	—	—
Interest and dividends receivable	295	736	17,261	20,597
Receivable for shares of beneficial interest sold	26,913	576	1,237	2,486
Prepaid expenses and other assets	41,680	21,407	37,149	35,096

Total assets	43,944,491	14,199,658	35,508,076	35,908,439

LIABILITIES:
Payable for investments purchased	881,526	333,629	417,098	584,417
Payable for shares of beneficial interest redeemed	2,785	136	—	—
Investment advisory and management fees payable	40,752	22,419	22,963	9,605
Accrued expenses	80,980	51,334	49,730	59,866
Administration fee payable	3,970	4,307	1,531	2,342
Other payables	2,989	5,623	3,575	391,881
Distribution and service maintenance fees payable	2,504	1,209	1,706	5,005

Total liabilities	1,015,506	418,657	496,603	1,053,116

Net assets	$42,928,985	$13,781,001	$35,011,473	$34,855,323

NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest at par value of $0.001	$3,802	$932	$5,262	$3,008
Paid-in capital	77,248,553	36,859,705	48,481,754	67,947,189

	77,252,355	36,860,637	48,487,016	67,950,197
Accumulated undistributed net investment loss	(238,122)	(65,057)	(79,124)	(95,308)
Accumulated undistributed net realized loss on investments	(40,633,746)	(25,337,984)	(17,964,091)	(38,281,385)
Net unrealized appreciation of investments	6,548,498	2,323,405	4,567,672	5,281,819

Net assets	$42,928,985	$13,781,001	$35,011,473	$34,855,323

*Identified cost:
Investment securities	$35,142,331	$11,300,899	$30,074,463	$28,543,222

Short-term securities	$1,416,826	$370,327	$810,294	$2,025,219

See Notes to Financial Statements

www.brazosfunds.com	25

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Class Y (unlimited shares authorized):
Net assets	$38,793,218	$11,528,070	$8,040,494	$3,390,875
Shares of beneficial interest issued and outstanding	3,428,420	777,113	1,182,120	288,041
Net asset value, offering and redemption price per share	$11.32	$14.83	$6.80	$11.77

Class N (unlimited shares authorized):
Net assets	$4,135,767	$2,252,931	$26,970,979	$31,464,448
Shares of beneficial interest issued and outstanding	373,557	155,333	4,079,520	2,720,010
Net asset value, offering and redemption price per share	$11.07	$14.50	$6.61	$11.57

See Notes to Financial Statements

26	1.800.426.9157

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Income:
Interest	$2,046	$515	$1,688	$1,589
Dividends (net of foreign taxes withheld of $6,853, $0, $238, and $254, respectively)	82,001	13,609	77,608	84,400
Securities lending	3,743	10,878	8,086	6,220

Total investment income	87,790	25,002	87,382	92,209

Expenses:
Investment advisory and management fees	240,002	58,007	102,462	114,433
Administration fees	23,521	14,837	16,943	18,455
Distribution and service maintenance fees — Class N	6,894	3,556	2,566	4,451
Transfer agent fees and expenses	26,039	19,683	20,115	22,476
Registration fees	13,273	12,446	12,471	13,040
Fund accounting expenses	16,198	15,996	13,656	16,016
Custodian fees and expenses	8,114	7,519	5,986	7,511
Audit and tax fees	13,899	13,893	14,196	13,893
Trustees’ fees and expenses	16,294	5,694	10,341	10,709
Printing expense	20,982	7,372	10,045	12,262
Legal fees and expenses	27,055	9,989	14,498	18,987
Insurance expense	17,294	5,883	9,714	12,181
Miscellaneous expenses	950	1,274	1,820	809

Total expenses	430,515	176,149	234,813	265,223
Less: Expenses waived or reimbursed	(104,603)	(86,090)	(68,307)	(77,679)

Net expenses	325,912	90,059	166,506	187,544

Net investment loss	(238,122)	(65,057)	(79,124)	(95,335)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized loss on investments	(12,026,676)	(2,479,253)	(5,184,308)	(5,646,032)
Net change in unrealized appreciation on investments	15,102,972	3,827,708	7,511,851	8,266,584

Net realized and unrealized gain on investments	3,076,296	1,348,455	2,327,543	2,620,552

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,838,174	$1,283,398	$2,248,419	$2,525,217

See Notes to Financial Statements

www.brazosfunds.com	27

	Micro Cap Portfolio		Small Cap Portfolio
	For The Six	For The	For The Six	For The
	Months Ended	Year Ended	Months Ended	Year Ended
	May 31,	November 30,	May 31,	November 30,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$(238,122)	$(535,405)	$(65,057)	$(231,213)
Net realized loss on investments	(12,026,676)	(28,574,999)	(2,479,253)	(13,369,220)
Net change in unrealized appreciation (depreciation) on investments	15,102,972	(21,182,268)	3,827,708	(6,887,709)

Net increase (decrease) in net assets resulting from operations	2,838,174	(50,292,672)	1,283,398	(20,488,142)

Dividends and distributions to shareholders:
From net investment income (Class Y)	—	—	—	(121,651)
From net investment income (Class N)	—	—	—	(580,376)
From net realized gain on investments (Class Y)	—	(14,441,059)	—	—
From net realized gain on investments (Class N)	—	(2,076,491)	—	—

Total dividends and distributions to shareholders	—	(16,517,550)	—	(702,027)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	(5,948,760)	9,577,528	(3,030,534)	501,368

Total decrease in net assets	(3,110,586)	(57,232,694)	(1,747,136)	(20,688,801)
NET ASSETS:
Beginning of period	46,039,571	103,272,265	15,528,137	36,216,938

End of period	$42,928,985	$46,039,571	$13,781,001	$15,528,137

Includes undistributed net investment income (loss) of:	$(238,122)	$—	$(65,057)	$—

See Notes to Financial Statements

28	1.800.426.9157

	Mid Cap Portfolio		Growth Portfolio
	For The Six	For The	For The Six	For The
	Months Ended	Year Ended	Months Ended	Year Ended
	May 31,	November 30,	May 31,	November 30,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$(79,124)	$(344,370)	$(95,335)	$(496,411)
Net realized loss on investments	(5,184,308)	(12,688,520)	(5,646,032)	(21,123,951)
Net change in unrealized appreciation (depreciation) on investments	7,511,851	(10,715,722)	8,266,584	(13,617,003)

Net increase (decrease) in net assets resulting from operations	2,248,419	(23,748,612)	2,525,217	(35,237,365)

Dividends and distributions to shareholders:
From net investment income (Class Y)	—	—	—	(29,483)
From net investment income (Class N)	—	—	—	(234,191)
From net realized gain on investments (Class Y)	—	(921,117)	—	—
From net realized gain on investments (Class N)	—	(7,174,210)	—	—

Total dividends and distributions to shareholders	—	(8,095,327)	—	(263,674)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	4,374,371	7,325,828	(496,302)	(5,165,559)

Total increase (decrease) in net assets	6,622,790	(24,518,111)	2,028,915	(40,666,598)
NET ASSETS:
Beginning of period	28,388,683	52,906,794	32,826,408	73,493,006

End of period	$35,011,473	$28,388,683	$34,855,323	$32,826,408

Includes undistributed net investment income (loss) of:	$(79,124)	$—	$(95,308)	$27

See Notes to Financial Statements

www.brazosfunds.com	29

MICRO CAP PORTFOLIO

			Net
			gain										Ratio
			(loss)								Ratio		of net
	Net	Net	on invest-	Total	Dividends	Distri-		Net		Net	of net		investment
	Asset	invest-	ments	from	from net	butions		Asset		Assets	expenses		loss to
	Value,	ment	(realized	invest-	invest-	from	Total	Value,		end of	to average		average
Period	beginnig	income	and	ment	ment	capital	distri-	end of	Total	period	net		net	Portfolio
Ended	of period	(loss)[1]	unrealized)	operations	income	gains	butions	period	return[2]	(000’s)	assets[3]		assets[4]	Turnover[6]

Class Y
11/30/2004	$19.08	$(0.25)	$1.44	$1.19	$—	$—	$—	$20.27	6.24%	$155,302	1.52%		(1.36)%	220%
11/30/2005	20.27	(0.24)	0.73	0.49	—	—	—	20.76	2.42	94,226	1.52		(1.22)	197
11/30/2006	20.76	(0.21)	4.05	3.84	—	(0.14)	(0.14)	24.46	18.64	86,841	1.60		(0.92)	304
11/30/2007	24.46	(0.26)	4.77	4.51	—	(4.09)	(4.09)	24.88	21.94	90,421	1.60		(1.13)	149
11/30/2008	24.88	(0.10)	(10.40)	(10.50)	—	(3.96)	(3.96)	10.42	(50.02)	41,582	1.60		(0.58)	250
05/31/2009[8]	10.42	(0.05)	0.95	0.90	—	—	—	11.32	8.64	38,793	1.60	[7]	(1.16)[7]	110
Class N5
11/30/2004	$18.95	$(0.29)	$1.41	$1.12	$—	$—	$—	$20.07	5.91%	$8,693	1.76%		(1.60)%	220%
11/30/2005	20.07	(0.28)	0.71	0.43	—	—	—	20.50	2.14	12,408	1.75		(1.45)	197
11/30/2006	20.50	(0.22)	4.10	3.88	—	(0.14)	(0.14)	24.24	19.07	6,707	1.81		(1.13)	304
11/30/2007	24.24	(0.32)	4.68	4.36	—	(4.09)	(4.09)	24.51	21.53	12,851	1.87		(1.39)	149
11/30/2008	24.51	(0.14)	(10.20)	(10.34)	—	(3.96)	(3.96)	10.21	(50.14)	4,458	1.85		(0.82)	250
05/31/2009[8]	10.21	(0.07)	0.93	0.86	—	—	—	11.07	8.42	4,136	1.90	[7]	(1.46)[7]	110

[1]	Calculated based upon average shares outstanding.

[2]	Total return in not annualized and does not reflect sales load.
[3]	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2004	11/30/2005	11/30/2006	11/30/2007	11/30/2008	05/31/2009[7,8]

Micro Cap Portfolio Class Y	1.52%	1.62%	1.73%	1.73%	1.73%	2.12%

Micro Cap Portfolio Class N	1.81	1.90	1.99	2.06	2.03	2.47

[4]	Ratio presented above represents net investment loss net of waivers and reimbursements. Ratio of net investment loss to average net assets before expense reimbursements, as follows:

	11/30/2004	11/30/2005	11/30/2006	11/30/2007	11/30/2008	05/31/2009[7,8]

Micro Cap Portfolio Class Y	(1.36)%	(1.22)%	(1.05)%	(1.26)%	(0.71)%	(1.68)%

Micro Cap Portfolio Class N	(1.65)	(1.50)	(1.31)	(1.58)	(1.00)	(2.03)

[5]	Formerly Class A shares.

[6]	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
[7]	Annualized.
[8]	Six month period is unaudited.

See Notes to Financial Statements

30	1.800.426.9157

SMALL CAP PORTFOLIO

													Ratio
			Net										of net
			gain										invest-
			(loss)		Dividends			Net			Ratio		ment
	Net	Net	on invest-	Total	from	Distri-		Asset		Net	of net		income
	Asset	invest-	ments	from	net	butions		Value,		Assets	expenses		(loss) to
	Value,	ment	(realized	invest-	invest-	from	Total	end		end of	to average		average
Period	beginnig	income	and	ment	ment	capital	distri-	of	Total	period	net		net	Portfolio
Ended	of period	(loss)[1]	unrealized)	operations	income	gains	butions	period	return[2]	(000’s)	assets[3]		assets[4]	Turnover[6]

Class Y
11/30/2004	$17.19	$(0.17)	$0.65	$0.48	$—	$—	$—	$17.67	2.79%	$179,459	1.17%		(1.01)%	225%
11/30/2005	17.67	(0.16)	1.08	0.92	—	—	—	18.59	5.21	33,082	1.28		(0.95)	186
11/30/2006	18.59	(0.16)	2.95	2.79	—	—	—	21.38	15.01	25,284	1.35		(0.82)	307
11/30/2007	21.38	0.55	5.88	6.43	—	—	—	27.81	30.07 [7]	29,559	1.35		2.21	173
11/30/2008	27.81	(0.15)	(13.93)	(14.08)	(0.54)	—	(0.54)	13.19	(51.64)	13,187	1.35		(0.68)	366
05/31/2009[9]	13.19	(0.06)	1.70	1.64	—	—	—	14.83	12.43	11,528	1.35	[8]	(0.96)[8]	174
Class N5
11/30/2004	$16.80	$(0.21)	$0.64	$0.43	$—	$—	$—	$17.23	2.56%	$3,980	1.47%		(1.31)%	225%
11/30/2005	17.23	(0.20)	1.05	0.85	—	—	—	18.08	4.93	4,189	1.50		(1.17)	186
11/30/2006	18.08	(0.20)	3.13	2.93	—	—	—	21.01	16.21	3,698	1.59		(1.06)	307
11/30/2007	21.01	0.46	5.78	6.24	—	—	—	27.25	29.70 [7]	6,658	1.64		1.87	173
11/30/2008	27.25	(0.21)	(13.66)	(13.87)	(0.47)	—	(0.47)	12.91	(51.78)	2,341	1.65		(0.98)	366
05/31/2009[9]	12.91	(0.08)	1.67	1.59	—	—	—	14.50	12.32	2,253	1.65	[8]	(1.26)[8]	174

[1]	Calculated based upon average shares outstanding.

[2]	Total return in not annualized and does not reflect sales load.
[3]	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2004	11/30/2005	11/30/2006	11/30/2007	11/30/2008	05/31/2009[8,9]

Small Cap Portfolio Class Y	1.17%	1.38%	1.66%	1.86%	1.69%	2.68%

Small Cap Portfolio Class N	1.52	1.65	1.95	2.20	2.04	3.03

[4]	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment loss to average net assets before expense reimbursements, as follows:

	11/30/2004	11/30/2005	11/30/2006	11/30/2007	11/30/2008	05/31/2009[8,9]

Small Cap Portfolio Class Y	(1.01)%	(0.95)%	(1.13)%	1.70%	(1.02)%	(2.29%

Small Cap Portfolio Class N	(1.36)	(1.22)	(1.42)	1.31	(1.37)	(2.64)

[5]	Formerly Class A shares.

[6]	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
[7]	Payments by affiliates (see Note 4) on September 14, 2007 increased the total return by 2.68% and 2.74% for Class Y and Class N shares, respectively.
[8]	Annualized.
[9]	Six month period is unaudited.

See Notes to Financial Statements

www.brazosfunds.com	31

MID CAP PORTFOLIO

													Ratio
			Net										of net
			gain										invest-
			(loss)		Dividends			Net			Ratio		ment
	Net	Net	on invest-	Total	from	Distri-		Asset		Net	of net		income
	Asset	invest	ments	from	net	butions		Value,		Assets	expenses		(loss) to
	Value,	-ment	(realized	invest-	invest-	from	Total	end		end of	to average		average
Period	beginnig	income	and	ment	ment	capital	distri-	of	Total	period	net		net	Portfolio
Ended	of period	(loss)[1]	unrealized)	operations	income	gains	butions	period	return[2]	(000’s)	assets[3]		assets[4]	Turnover[6]

Class Y
11/30/2004	$10.72	$(0.07)	$0.69	$0.62	$—	$—	$—	$11.34	5.78%	$43,962	1.03%		(0.66)%	250%
11/30/2005	11.34	(0.08)	1.04	0.96	—	—	—	12.30	8.47	27,743	1.19		(0.71)	272
11/30/2006	12.30	0.06	0.62	0.68	—	(1.51)	(1.51)	11.47	5.93	14,951	1.20		0.52	499
11/30/2007	11.47	(0.09)	3.41	3.32	(0.06)	(0.92)	(0.98)	13.81	31.62	6,126	1.20		(0.77)	237
11/30/2008	13.81	(0.08)	(5.24)	(5.32)	—	(2.07)	(2.07)	6.42	(45.43)	2,953	1.20		(0.75)	407
05/31/2009[8]	6.42	(0.02)	0.40	0.38	—	—	—	6.80	5.92	8,040	1.20	[7]	(0.56)[7]	276
Class N5
11/30/2004	$10.57	$(0.07)	$0.69	$0.62	$—	$—	$—	$11.19	5.87%	$32,405	1.05%		(0.68)%	250%
11/30/2005	11.19	(0.09)	1.02	0.93	—	—	—	12.12	8.31	34,126	1.25		(0.77)	272
11/30/2006	12.12	0.05	0.60	0.65	—	(1.51)	(1.51)	11.26	5.86	35,833	1.22		0.50	499
11/30/2007	11.26	(0.09)	3.29	3.20	(0.06)	(0.92)	(0.98)	13.48	31.22	46,781	1.23		(0.80)	237
11/30/2008	13.48	(0.07)	(5.10)	(5.17)	—	(2.07)	(2.07)	6.24	(45.44)	25,436	1.22		(0.77)	407
05/31/2009[8]	6.24	(0.02)	0.39	0.37	—	—	—	6.61	5.93	26,971	1.22	[7]	(0.58)[7]	276

[1]	Calculated based upon average shares outstanding.

[2]	Total return is not annualized and does not reflect sales load.
[3]	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2004	11/30/2005	11/30/2006	11/30/2007	11/30/2008	05/31/2009[7,8]

Mid Cap Portfolio Class Y	1.03%	1.19%	1.35%	1.45%	1.41%	1.70%

Mid Cap Portfolio Class N	1.05	1.25	1.37	1.48	1.43	1.72

[4]	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment income (loss) to average net assets before expense reimbursements, as follows:

	11/30/2004	11/30/2005	11/30/2006	11/30/2007	11/30/2008	05/31/2009[7,8]

Mid Cap Portfolio Class Y	(0.66)%	(0.71)%	0.37%	(1.02)%	(0.96)%	(1.06)%

Mid Cap Portfolio Class N	(0.68)	(0.77)	0.35	(1.05)	(0.98)	(1.08)

[5]	Formerly Class A shares.

[6]	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
[7]	Annualized.
[8]	Six month period is unaudited.

See Notes to Financial Statements

32	1.800.426.9157

GROWTH PORTFOLIO

													Ratio
			Net										of net
			gain										invest-
			(loss)					Net			Ratio		ment
	Net	Net	on invest-	Total	Dividends	Distri-		Asset		Net	of net		income
	Asset	invest-	ments	from	from net	butions		Value,		Assets	expenses		(loss) to
	Value,	ment	(realized	invest-	invest-	from	Total	end		end of	to average		average
Period	beginnig	income	and	ment	ment	capital	distri-	of	Total	period	net		net	Portfolio
Ended	of period	(loss)[1]	unrealized)	operations	income	gains	butions	period	return[2]	(000’s)	assets[3]		assets[4]	Turnover[6]

Class Y
11/30/2004	$13.86	$(0.05)	$0.65	$0.60	$—	$—	$—	$14.46	4.33%	$24,563	1.20%		(0.40)%	274%
11/30/2005	14.46	(0.10)	1.46	1.36	—	—	—	15.82	9.41	16,107	1.20		(0.70)	295
11/30/2006	15.82	0.05	0.84	0.89	—	—	—	16.71	5.63	8,675	1.20		0.31	507
11/30/2007	16.71	0.10	5.05	5.15	(0.05)	—	(0.05)	21.81	30.95 [7]	7,991	1.20		0.55	239
11/30/2008	21.81	(0.15)	(10.68)	(10.83)	(0.08)	—	(0.08)	10.90	(49.84)	3,520	1.20		(0.80)	397
05/31/2009[9]	10.90	(0.03)	0.90	0.87	—	—	—	11.77	7.98	3,391	1.20	[8]	(0.60)[8]	272
Class N5
11/30/2004	$13.69	$(0.06)	$0.64	$0.58	$—	$—	$—	$14.27	4.24%	$38,440	1.23%		(0.43)%	274%
11/30/2005	14.27	(0.11)	1.43	1.32	—	—	—	15.59	9.25	42,492	1.24		(0.74)	295
11/30/2006	15.59	0.05	0.83	0.88	—	—	—	16.47	5.64	44,048	1.24		0.27	507
11/30/2007	16.47	0.08	4.94	5.02	(0.05)	—	(0.05)	21.44	30.59 [7]	65,502	1.23		0.45	239
11/30/2008	21.44	(0.15)	(10.49)	(10.64)	(0.08)	—	(0.08)	10.72	(49.82)	29,306	1.25		(0.85)	397
05/31/2009[9]	10.72	(0.03)	0.88	0.85	—	—	—	11.57	7.93	31,464	1.23	[8]	(0.63)[8]	272

[1]	Calculated based upon average shares outstanding.

[2]	Total return in not annualized and does not reflect sales load.
[3]	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2004	11/30/2005	11/30/2006	11/30/2007	11/30/2008	05/31/2009[8,9]

Growth Portfolio Class Y	1.19%	1.30%	1.37%	1.39%	1.36%	1.71%

Growth Portfolio Class N	1.22	1.34	1.41	1.42	1.41	1.74

[4]	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment income (loss) to average net assets before expense reimbursements, as follows:

	11/30/2004	11/30/2005	11/30/2006	11/30/2007	11/30/2008	05/31/2009[8,9]

Growth Portfolio Class Y	(0.39)%	(0.80)%	0.14%	0.36%	(0.96)%	(1.11)%

Growth Portfolio Class N	(0.42)	(0.84)	0.10	0.26	(1.01)	(1.14)

[5]	Formerly Class A shares.

[6]	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
[7]	Payments by affiliates (see Note 4) on September 14, 2007 increased the total return by 1.21% and 1.23% for Class Y and Class N shares, respectively.
[8]	Annualized.
[9]	Six month period is unaudited.

See Notes to Financial Statements

www.brazosfunds.com	33

1. Description of the Fund. Brazos Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust. The Trust’s Declaration of Trust, as amended, permits the Trustees to establish separate series or “Portfolios,” each of which may issue separate classes of shares. The authorized shares of beneficial interest of the Trust are currently divided into four Portfolios, the Brazos Micro Cap Portfolio (“Micro Cap Portfolio”), the Brazos Small Cap Portfolio (“Small Cap Portfolio”), the Brazos Mid Cap Portfolio (“Mid Cap Portfolio”) and the Brazos Growth Portfolio (“Growth Portfolio”) (each, a “Portfolio” and collectively, the “Portfolios”). The investment objective and principal strategy for each Portfolio is as follows:

Micro Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in micro capitalization companies.

Small Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small capitalization companies.

Mid Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in mid capitalization companies.

Growth Portfolio seeks to provide maximum capital growth, consistent with reasonable risk to principal, by investing primarily in equity securities.

The Portfolios each have two classes of shares, as follows:

Class N (formerly Class A) shares –	Offered at net asset value per share.

Class Y shares –	Offered at net asset value per share exclusively for investors with a one million dollar minimum initial investment.

Each share of a particular class issued by each Portfolio bears the same voting, dividend, liquidation and other rights and conditions. Class N shares make distribution and service fee payments under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Effective November 25, 2002, all outstanding Class A shares were redesignated as “Class N” shares and the front-end and contingent deferred sales loads were eliminated for all new sales of Class N shares.

Effective November 25, 2002, all outstanding Class B shares of the Mid Cap Portfolio and effective September 30, 2007, all outstanding Class B shares of the

34	1.800.426.9157

Micro Cap, Small Cap, and Growth Portfolios were converted to “Class N” shares and the contingent deferred sales loads were eliminated for Class N shares.

The Adviser has contractually agreed to cap the annual net expense rate for the Portfolios through November 30, 2009 as set forth below. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and the indirect fees and expenses that the Portfolios incur in connection with investments in other registered and unregistered investment companies. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust.

Portfolio	Class N	Class Y

Micro Cap	1.90%	1.60%
Small Cap	1.65%	1.35%
Mid Cap	1.55%	1.20%
Growth	1.55%	1.20%

The amount of any fee waiver or reimbursed expenses may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio’s expenses and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

2. Significant Accounting Policies. The following is a summary of the significant accounting policies of the Fund:

Security Valuation. Each Portfolio’s securities, except short-term investments with remaining maturities of 60 days or less, use the last quoted trading price or official closing price as market value. For non-Nasdaq listed securities, the Portfolios use the price quoted by the exchange on which the security is primarily traded. For Nasdaq equity securities, the Portfolios use the Nasdaq official closing price. Unlisted securities and listed securities, which have not been traded on the valuation date, are valued at the average between the last price asked and the last price bid. In the event such market quotations are not readily available or are not reliable, fair value will be used to value the Portfolios. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust’s Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under procedures adopted by the Board of Trustees.

The Portfolios adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective with the beginning of the Portfolios’ fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3

www.brazosfunds.com	35

measurements) when market prices are not readily available or reliable. See Note 6 – Fair Value of Financial Instruments for further disclosure.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. As of May 31, 2009, none of the Portfolios held any derivative instruments.

Restricted Securities. Certain of the Micro Cap Portfolio’s investments are restricted and are valued as determined by the Portfolio after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The table below shows the number of units held, acquisition date, acquisition cost, fair value per unit and percent of net assets which the securities comprise at November 30, 2008.

							Fair Value as
		Number	Acquisition	Acquisition	Fair Value	Fair	Percent of
Investment Security		of Units	Date	Cost	Per Unit	Value	Net Assets

GreenHunter Energy, Inc.	Warrants	8,140	7/13/07	$0	$0.01	$81	0.0%
Grill Concepts, Inc.	Warrants	35,000	6/18/08	4,400	0.02	700	0.0

				$4,400		$781	0.0%

Repurchase Agreements. The Portfolios may invest in one or more repurchase agreements. The Portfolios’ custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the purchase price. For repurchase agreements maturing in more than one year, the collateral must equal at least 102% of the purchase price. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Federal Income Taxes. Each Portfolio is treated as a separate entity and intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is recorded.

The Portfolios may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net

36	1.800.426.9157

capital gains. The Portfolios intend to distribute their net investment income and capital gains as necessary to avoid this excise tax.

Effective May 31, 2008, the Portfolios adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Portfolios must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. As of May 31,2009, open tax years include the tax years ended November 30, 2006 through 2008. The Portfolios have no examination in progress.

The Portfolios have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Portfolios’ financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end November 30, 2008. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Investment Income and Expenses. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios are allocated among the Portfolios based upon their relative net asset values or other appropriate allocation methods.

Distributions to Shareholders. Each Portfolio will distribute at least annually to shareholders substantially all of its net investment income. Capital gain distributions, if any, will be paid at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2008, the Micro Cap Portfolio had a decrease in undistributed net

www.brazosfunds.com	37

investment loss of $563,853, a decrease in accumulated realized loss of $55, and a decrease in paid-in capital of $563,908. The Small Cap Portfolio had a decrease in undistributed net investment loss of $231,210, an increase in accumulated realized loss of $7,845, and a decrease in paid-in capital of $223,365. The Mid Cap Portfolio had a decrease in undistributed net investment loss of $344,370, a decrease in accumulated realized loss of $19,351, and a decrease in paid-in capital of $363,721. The Growth Portfolio had a decrease in undistributed net investment loss of $496,411, a decrease in accumulated realized loss of $891, and a decrease in paid-in capital of $497,302. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. Each Portfolio uses the specific identification method for determining realized gain and loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Guarantees and indemnifications. In the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims against the Portfolios that have not yet occurred. Based on experience the Portfolios expect the risk of loss to be remote.

3. Investment Securities. The aggregate purchases and sales of long-term securities for the six months ended May 31, 2009 were as follows:

	Purchases	Sales

Micro Cap Portfolio	$43,444,952	$47,145,755
Small Cap Portfolio	22,322,854	24,728,626
Mid Cap Portfolio	77,860,509	71,767,283
Growth Portfolio	78,711,102	78,852,526

The Portfolios did not invest in U.S. government securities.

4. Advisory Fees and Other Agreements. The Trust, on behalf of each Portfolio, employs Brazos Capital Management, L.P. (the “Adviser”), an investment management firm founded in 1983, to furnish investment advisory and other services to the Trust and each Portfolio. On April 19, 1999 the Adviser became an indirect subsidiary of American International Group, Inc. As of May 31, 2009, an

38	1.800.426.9157

affiliate of the Adviser beneficially owned 4,015,182 shares of the Mid Cap Portfolio, Class N, which represents 98.42% of the outstanding shares of Class N and 76.31% of the outstanding shares of the entire Portfolio, and 2,561,670 shares of the Growth Portfolio, Class N, which represents 94.18% of the outstanding shares of Class N and 85.16% of the outstanding shares of the entire Portfolio. Under Investment Advisory Agreements with the Trust, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Trust’s Board of Trustees. For its services under the Advisory Agreements, the Portfolios contractually agreed to pay the Adviser a monthly fee at the annual rate of 1.20%, 0.90%, 0.75% and 0.75% of the average daily net assets of the Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio, and Growth Portfolio, respectively.

Additionally, for the six months ended May 31, 2009, the Adviser contractually reimbursed certain operating expenses of the Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio, and Growth Portfolio in the amounts of $104,603, $86,090, $68,307, and $77,679, respectively.

Under the terms of the agreements, reimbursed expenses, including prior period expenses, are subject to potential recovery for up to three years. Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

	Micro Cap	Small Cap	Mid Cap	Growth
Year of Expiration	Portfolio	Portfolio	Portfolio	Portfolio

November 30, 2009	$25,234	$98,208	$83,098	$103,147
November 30, 2010	$123,850	$164,949	$123,416	$114,995
November 30, 2011	$111,548	$106,515	$93,799	$92,862
November 30, 2012	$103,618	$85,582	$68,307	$77,679

During fiscal year ended November 30, 2007, the Adviser determined that gains from certain initial public offering (“IPO”) transactions during 2004 and 2005 should have benefited the Small Cap and Growth Portfolios. Effective September 14, 2007, the Adviser paid the Small Cap Portfolio $1,044,138 and the Growth Portfolio $786,575, which was net of payments made directly to shareholders of $347,383 and $216,425, respectively, representing these gains.

The Trust, on behalf of each Portfolio, entered into a Distribution Agreement with Quasar Distributors, LLC (“Quasar”), an affiliate of U.S. Bancorp Fund Services, LLC (the “Administrator”). Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares (“distribution expenses”) in accordance with a plan adopted by the investment company’s board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and Class N shareholders have adopted a Distribution Plan hereinafter referred to as the “Class N Plan”.

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Under the Class N Plan, the Trust is authorized to pay to the Distributor and/or other parties (which need not be registered broker-dealers) distribution and/or service fees for a Portfolio at an annual rate of up to 0.35% of the average daily net assets of such Portfolio share class. This fee will be paid pursuant to an appropriate agreement in payment for any activities or expenses intended to result in the sale and/or retention of Trust shares, including, but not limited to, (a) compensation paid to registered representatives of the Distributor and to participating dealers or to any other persons that have entered into selling agreements with the Distributor or the Trust, (b) salaries and other expenses of the Distributor or other parties relating to selling or servicing efforts, (c) expenses of organizing and conducting sales seminars, printing of prospectuses, statements of additional information and reports for other than existing shareholders, (d) preparation and distribution of advertising materials and sales literature and other sales promotion expenses, and/or (e) ongoing services to shareholders which facilitate the continued retention of investors as shareholders of a Portfolio. These fees are payable by the Trust on behalf of a Portfolio regardless of whether those fees exceed or are less than the actual expenses incurred by the Distributor and/or other applicable parties with respect to such Portfolio in a particular year.

Presently, the Board has authorized payments under each Plan only to the extent necessary to pay for actual 12b-1 expenses incurred. These authorizations currently amount to 0.35% for Micro Cap Portfolio’s Class N shares, 0.35% for Small Cap Portfolio’s Class N shares, 0.02% for Mid Cap Portfolio’s Class N shares, and 0.05% for Growth Portfolio’s Class N shares.

The Trust, on behalf of each Portfolio, has engaged U.S. Bancorp Fund Services, LLC to serve as the Portfolios’ administrator. Each Portfolio pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $200,000,000 of each Portfolio’s net assets, 0.07% on the next $500,000,000 of net assets and 0.05% percent on the balance of each Portfolio’s net assets. An annual minimum fee of $30,000 is imposed on each Portfolio.

The Trust, on behalf of each Portfolio, has engaged U.S. Bancorp Fund Services, LLC to serve as the Portfolios’ transfer agent.

5. Securities Lending. Effective March 1, 2007, the Brazos Mutual Funds entered into a securities lending agreement with Goldman Sachs (the “Borrower”). The Funds terminated the contract with Goldman Sachs on September 16, 2008. Under the terms of the agreement, the Funds were authorized to loan securities to borrowers. In exchange, the Funds received cash collateral in the amount of at least 102% of the value of the securities loaned.

As of May 31, 2009 the Funds had no securities on loan.

6. Fair Value of Financial Instruments. In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” effective for fiscal years beginning after November 15, 2007. SFAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more

40	1.800.426.9157

consistent and comparable. The Portfolios adopted SFAS 157 effective December 1, 2007. A summary of the fair value hierarchy under SFAS 157 is described below.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities and money market funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include warrants and commercial paper.

The following tables provide the fair value measurements of applicable Portfolio assets by level within the fair value hierarchy for each Portfolio as of May 31, 2009. These assets are measured on a recurring basis.

		Fair Value Measurements at Reporting Date Using
		Quoted prices in
		active markets For	Significant other	Significant
	Total	identical assets	observable inputs	unobservable inputs
	Fair Values	(Level 1)	(Level 2)	(Level 3)

Micro Cap Portfolio	$43,107,655	$43,106,874	$781	$—

Small Cap Portfolio	$13,994,631	$13,994,631	$—	$—

Mid Cap Portfolio	$35,452,429	$35,452,429	$—	$—

Growth Portfolio	$35,850,260	$35,850,260	$—	$—

7. Trust Shares. At May 31, 2009, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each Portfolio.

	Micro Cap Portfolio				Small Cap Portfolio
	Class Y				Class Y
	For The Six		For The		For The Six		For The
	Months Ended		Year Ended		Months Ended		Year Ended
	May 31, 2009		November 30, 2008		May 31, 2009		November 30, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	257,667	$2,579,999	606,139	$10,872,667	7,167	$91,471	93,240	$2,391,933
Reinvested dividends	—	—	687,565	14,060,701	—	—	20,489	551,979
Shares redeemed	(818,201)	(7,904,497)	(938,574)	(15,380,521)	(230,134)	(2,820,146)	(176,703)	(3,581,593)

Net increase (decrease)	(560,534)	$(5,324,498)	355,130	$9,552,847	(222,967)	$(2,728,675)	(62,974)	$(637,681)

Beginning Shares	3,988,954		3,633,824		1,000,080		1,063,054

Ending Shares	3,428,420		3,988,954		777,113		1,000,080

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	Micro Cap Portfolio				Small Cap Portfolio
	Class N				Class N
	For The Six		For The		For The Six		For The
	Months Ended		Year Ended		Months Ended		Year Ended
	May 31, 2009		November 30, 2008		May 31, 2009		November 30, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	9,740	$95,068	535,133	$9,646,971	9,301	$113,624	429,190	$9,598,288
Reinvested dividends	—	—	71,168	1,429,048	—	—	4,218	111,618
Shares redeemed	(72,597)	(719,330)	(694,189)	(11,051,338)	(35,289)	(415,483)	(496,424)	(8,570,857)

Net increase (decrease)	(62,857)	$(624,262)	(87,888)	$24,681	(25,988)	$(301,859)	(63,016)	$1,139,049

Beginning Shares	436,414		524,302		181,321		244,337

Ending Shares	373,557		436,414		155,333		181,321

	Mid Cap Portfolio				Growth Portfolio
	Class Y				Class Y
	For The Six		For The		For The Six		For The
	Months Ended		Year Ended		Months Ended		Year Ended
	May 31, 2009		November 30, 2008		May 31, 2009		November 30, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	880,021	$5,256,563	20,529	$212,574	214	$2,198	22,070	$454,798
Reinvested dividends	—	—	48,983	582,411	—	—	1,338	29,241
Shares redeemed	(158,058)	(904,924)	(53,025)	(534,448)	(35,059)	(351,867)	(66,950)	(1,212,190)

Net increase (decrease)	721,963	$4,351,639	16,487	$260,537	(34,845)	$(349,669)	(43,542)	$(728,151)

Beginning Shares	460,157		443,670		322,886		366,428

Ending Shares	1,182,120		460,157		288,041		322,886

	Mid Cap Portfolio				Growth Portfolio
	Class N				Class N
	For The Six		For The		For The Six		For The
	Months Ended		Year Ended		Months Ended		Year Ended
	May 31, 2009		November 30, 2008		May 31, 2009		November 30, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	9,427	$55,636	15,394	$162,730	2,916	$30,841	360,592	$7,417,116
Reinvested dividends	—	—	619,394	7,166,394	—	—	10,829	232,714
Shares redeemed	(5,541)	(32,904)	(28,552)	(263,833)	(17,964)	(177,474)	(691,016)	(12,087,238)

Net increase (decrease)	3,886	$22,732	606,236	$7,065,291	(15,048)	$(146,633)	(319,595)	$(4,437,408)

Beginning Shares	4,075,634		3,469,398		2,735,058		3,054,653

Ending Shares	4,079,520		4,075,634		2,720,010		2,735,058

8. Income Tax Information. At November 30, 2008, accumulated earnings/(losses) on a tax basis were as follows:

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Cost of Investments for tax purposes	$56,055,554	$18,490,173	$34,619,366	$39,165,764

Gross unrealized appreciation	2,296,034	956,562	1,743,714	1,956,146
Gross unrealized depreciation	(11,755,295)	(3,601,361)	(7,386,232)	(7,651,862)

Net unrealized depreciation	$(9,459,261)	$(2,644,799)	$(5,642,518)	$(5,695,716)

Undistributed ordinary income	—	—	—	27
Undistributed long-term capital gain	—	—	—	—

Total distributable earnings	$—	$—	$—	$27

Other accumulated losses	$(27,702,283)	$(21,718,235)	$(10,081,444)	$(29,924,402)

Total accumulated losses	$(37,161,544)	$(24,363,034)	$(15,723,962)	$(35,620,091)

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At November 30, 2008, undistributed ordinary income and long-term capital gains for federal tax purposes were as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term
	Income*	Capital Gains

Micro Cap Portfolio	$—	$—
Small Cap Portfolio	—	—
Mid Cap Portfolio	—	—
Growth Portfolio	27	—

*	Amount includes net investment income and short-term capital gains.

The following net realized capital loss carryforwards at November 30, 2008, may be utilized to offset future capital gains. To the extent the Small Cap Portfolio and Growth Portfolio realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryforward to the extent allowed by the Internal Revenue Code (IRC).

	Capital Loss	Expiration
	Carryforward	Through

Micro Cap Portfolio	$27,564,048	11/30/16
Small Cap Portfolio	9,475,538	11/30/10
	11,989,631	11/30/16
Mid Cap Portfolio	10,041,778	11/30/16
Growth Portfolio	11,365,750	11/30/10
	18,232,389	11/30/16

During the six months ended May 31, 2009 the Portfolios did not pay any dividends.

During the year ended November 30, 2008 the Portfolios paid the following dividends:

	Ordinary Income	Net Long-Term
	Dividends	Capital Gains

Micro Cap Portfolio	$12,420,099	$4,097,451
Small Cap Portfolio	702,030	—
Mid Cap Portfolio	8,056,725	38,602
Growth Portfolio	263,674	—

The Portfolios designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Portfolios related to net capital gain to zero for the tax year ended November 30, 2008.

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Proxy Voting. A description of the Trust’s proxy voting policies and procedures that each Portfolio uses to determine how to vote proxies relating to the holdings of each Portfolio is available without charge, upon request, by calling 1-800-426-9157 or on the SEC website at http://www.sec.gov.

Proxy Voting Record. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-426-9157 and on the SEC website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule. The Portfolios file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room in Washington, D.C. Information on the operation of the Public Reference room may be obtained by calling 1-800-SEC-0330.

44	1.800.426.9157

Introduction. At a meeting held on May 28, 2009, the Board of Trustees of Brazos Mutual Funds (the “Board”) approved the renewal of each Portfolio’s investment advisory agreement with Brazos Capital Management, L.P. (“BCM”) for a one-year period (the “Agreements”). In voting to approve the renewal of the Agreements, the Board considered the overall fairness of the Agreements and factors it deemed relevant with respect to each Portfolio, including, but not limited to: (1) the nature, extent and quality of the services provided to each Portfolio under each Agreement; (2) the performance of each Portfolio as compared to its benchmark and selected peer mutual funds for various periods ended March 31, 2009; (3) the level of the fees and the overall expenses of each Portfolio and how those fees and expenses compared to selected peer mutual funds and to applicable universes of funds compiled by Lipper, Inc. (“Lipper”), a third-party provider of such data; (4) the costs to BCM of services provided to the Portfolios and the profit (if any) earned by BCM with respect to such services; (5) the effect of changes in each Portfolio’s asset levels on the advisory fee and overall expense ratios (economies of scale); and (6) the anticipated change in control of BCM and management’s related ongoing commitment to the Portfolios. For purposes of performance and fee comparisons, the Board considered the class of shares with the longest operational history. The Board did not identify any single factor or item of information as all-important or controlling. In considering the approval of the Agreements, the Board reviewed a variety of information, including, but not limited to, BCM’s responses to certain questions relating to its management of the Portfolios, reports relating to each Portfolio’s performance, reports regarding each Portfolio’s advisory fees and total operating expenses, reports on BCM’s profitability and other relevant data. The Board also considered responses to questions that it asked to various personnel of BCM regarding certain key aspects of materials submitted in support of the renewal.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement for each Portfolio and each Trustee may have afforded different weight to the various factors. In determining whether to approve the continuance of the Agreements, the Board considered the best interests of each Portfolio separately. In addition, the Board noted that the Trustees have considered various other reports and information provided to them at their regular Board meetings and otherwise. While the Agreement for each Portfolio was considered at the same Board meeting, the Board considered each Portfolio’s investment advisory relationship separately.

Nature, Extent and Quality of Services. The Board considered BCM’s experience in serving as the investment adviser for the Portfolios since their inception. For example, the Board considered that BCM is responsible for making investment decisions on behalf of each Portfolio, placing all orders for the purchase and sale of investments for each Portfolio with brokers or dealers, and performing related

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administrative functions. The Board also considered information regarding BCM’s investment process and the background of each portfolio manager. In addition, the Board solicited and received assurances that BCM’s parent company or its affiliates would continue to devote sufficient resources to BCM so as to enable it to continue to provide an appropriate level and quality of services to the Portfolios in accordance with the advisory agreements. Further, the Board observed that it was particularly pleased with developments during the past six months, especially in light of the nearly unprecedented adverse economic environment during this period. Among other matters, the Board noted that it was pleased with the high quality and expertise of management personnel who recently have been assigned responsibilities on behalf of BCM for the Portfolios, the ongoing integration of resources between BCM and its affiliated advisory firm in a manner that enhances the quality of BCM’s services, the plans for growth for the Brazos Mutual Funds that are being developed and implemented, and management’s commitment to have BCM provide high quality services.

Performance. The Board considered the performance of each Portfolio, based on the Portfolio’s Class Y shares, relative to its benchmark index and selected peer group funds.

With respect to the Micro Cap Portfolio, the Board considered that the Portfolio outperformed its benchmark index for the 10-year period and underperformed its benchmark index for all other relevant periods. In addition, this Portfolio outperformed a majority of its selected peer funds for the 3-year and 5-year periods, was in the middle of a group of its selected peer funds for the year-to-date period, and underperformed a majority of its selected peer funds for the 1-month, 1-year and 10-year periods.

With respect to the Small Cap Portfolio, the Board considered that the Portfolio outperformed its benchmark index for the 1-month, year-to-date, 3-year and 10-year periods and underperformed its benchmark index for all other relevant periods. In addition, this Portfolio outperformed a majority of its selected peer funds for the 1-month and year-to-date periods and underperformed a majority of its selected peer funds for all other relevant periods.

With respect to the Mid Cap Portfolio, the Board considered that the Portfolio underperformed its benchmark index for all relevant periods. In addition, this Portfolio outperformed a majority of its selected peer group funds for the 3-year and 5-year periods and underperformed a majority of its selected peer group funds for all other relevant periods.

With respect to the Growth Portfolio, the Board considered that the Portfolio outperformed its benchmark index for the 10-year period and underperformed its benchmark index for all other relevant periods. In addition, this Portfolio outperformed

46	1.800.426.9157

a majority of its selected peer group funds for the 10-year period and underperformed a majority of its selected peer group funds for all other relevant periods.

Fees and Expenses. The Board considered the advisory fee and total expenses of each Portfolio’s Class Y shares relative to similar funds. For each Portfolio, the Board considered the impact of declining assets on each Portfolio’s expense ratios. The Board also noted that BCM agreed to continue its existing expense reimbursement arrangements for each Portfolio.

With respect to the Micro Cap Portfolio, the Board considered that its contractual advisory fee rate is higher than the average of selected peer funds and the average of the Lipper funds universe. The Board also considered that the total expense ratio (after contractual fee waivers) is within two basis points of the average of selected peer funds and the average of the Lipper funds universe.

With respect to the Small Cap Portfolio, the Board considered that its contractual advisory fee rate is higher than the average of selected peer funds and the average of the Lipper funds universe. The Board also considered that the total expense ratio (after contractual fee waivers) is the same as the average of the selected peer funds and lower than the average of the Lipper funds universe.

With respect to the Mid Cap Portfolio, the Board considered that its contractual advisory fee rate is the same as the average of selected peer funds and higher than the average of the Lipper funds universe. The Board also considered that the total expense ratio (after contractual fee waivers) is lower than the average of selected peer funds and the average of the Lipper funds universe.

With respect to the Growth Portfolio, the Board considered that its contractual advisory fee rate is lower than the average of selected peer funds and higher than the average of the Lipper funds universe, but that the total expense ratio (after contractual fee waivers) is lower than the average of selected peer funds and the average of the Lipper funds universe.

Costs, Profitability and Economies of Scale. The Board considered the profitability analysis provided by BCM. In this regard, the Board noted that BCM did not earn profits in connection with rendering services to any of the Portfolios during the prior year. As a result, the Board did not deem there to be economies of scale at this point which would warrant any changes in advisory fee rates. BCM noted that it expects asset levels to increase in the future, which may lead to economies of scale.

Conclusions. Based on the above considerations, the Board concluded that: (1) each Portfolio could reasonably benefit from BCM’s services as investment adviser; (2) the performance of BCM in managing each Portfolio has been reasonable; and (3) BCM’s advisory fee schedule for each Portfolio is reasonable in light of all the foregoing factors. Accordingly, the Board determined in its business judgment to renew each Agreement.

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48	1.800.426.9157

TRUSTEES

GEORGE W. GAU
JOHN H. MASSEY
DAVID M. REICHERT

OFFICERS

ROBIN C. THORN
President

GERARD P. MELIA
Chief Financial Officer and Treasurer

JAMES F. McCAIN
Chief Compliance Officer, Secretary and AML Officer

ADMINISTRATOR

U.S. BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET, 3RD FLOOR
MILWAUKEE, WI 53202
CUSTODIAN & TRANSFER AGENT

U.S. BANK, N.A.
1555 N. RIVER CENTER DR., SUITE 302
MILWAUKEE, WI 53212

COUNSEL

K&L GATES LLP
1601 K STREET, N.W.
WASHINGTON, DC 20006

INDEPENDENT REGISTER PUBLIC
ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP
100 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202

DISTRIBUTOR

QUASAR DISTRIBUTORS, LLC
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202

When used as sales literature, this report must be accompanied or preceded by a Fund’s current prospectus. Distributed 07/09.

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor • Milwaukee, WI 53202

800.426.9157
brazosfunds.com

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by the reference to the Registrant’s Form N-CSR filing on February 9, 2004.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Brazos Mutual Funds

By (Signature and Title)	/s/ Robin C. Thorn/JFM

Robin C. Thorn, President

Date August 10, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robin C. Thorn/JFM

Robin C. Thorn, President

Date August 10, 2009

By (Signature and Title)	/s/ Gerard P. Melia

Gerard P. Melia, Chief Financial Officer & Treasurer

Date August 6, 2009